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						Filed Pursuant to Rule 497(e)
						of the Securities Act of 1933

                                                                February 1, 2020


                                 PIONEER FUNDS

SUPPLEMENT TO THE PROSPECTUS, AS IN EFFECT AND AS MAY BE AMENDED FROM TIME TO TIME, FOR:


    FUND                                         DATE OF PROSPECTUS
    Pioneer Equity Income Fund                   March 1, 2019
    Pioneer Floating Rate Fund                   March 1, 2019
    Pioneer Flexible Opportunities Fund          March 1, 2019
    Pioneer Global High Yield Fund               March 1, 2019
    Pioneer Global Multisector Income Fund       March 1, 2019
    Pioneer High Yield Fund                      March 1, 2019
    Pioneer Mid Cap Value Fund                   March 1, 2019
    Pioneer International Equity Fund            April 1, 2019
    Pioneer Select Mid Cap Growth Fund           April 1, 2019
    Pioneer AMT-Free Municipal Fund              May 1, 2019
    Pioneer Fund                                 May 1, 2019
    Pioneer Real Estate Shares                   May 1, 2019
    Pioneer Core Equity Fund                     May 1, 2019
    Pioneer Multi-Asset Ultrashort Income Fund   August 1, 2019
    Pioneer Dynamic Credit Fund                  August 1, 2019
    Pioneer Fundamental Growth Fund              August 1, 2019
    Pioneer Bond Fund                            November 1, 2019
    Pioneer Balanced ESG Fund                    December 1, 2019
    Pioneer Multi-Asset Income Fund              December 1, 2019
    Pioneer Solutions - Balanced Fund            December 1, 2019
    Pioneer Disciplined Growth Fund              December 31, 2019
    Pioneer Disciplined Value Fund               December 31, 2019
    Pioneer Global Equity Fund                   December 31, 2019
    Pioneer High Income Municipal Fund           December 31, 2019
    Pioneer Corporate High Yield Fund            December 31, 2019



The following supplements any information to the contrary in each fund's summary prospectus, prospectus and statement of additional information.
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INTERMEDIARY DEFINED SALES CHARGE WAIVER POLICIES
The availability of certain sales charge waivers and discounts may depend on whether you purchase and sell your shares directly from the fund or through a financial intermediary. Specific intermediaries may have different policies and procedures regarding the availability of front-end sales charge waivers or contingent deferred (back-end) sales load (CDSC) waivers. In all instances, it is your responsibility to notify the fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, you will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts. The following provides additional information about transactions through one intermediary.

JANNEY MONTGOMERY SCOTT

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund's prospectus or statement of additional information.

FRONT-END SALES CHARGE* WAIVERS ON CLASS A SHARES AVAILABLE AT JANNEY
o Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
o Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
o Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
o Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
o Shares acquired through a right of reinstatement.
o Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC WAIVERS ON CLASS A AND C SHARES AVAILABLE AT JANNEY
o Shares sold upon the death or disability of the shareholder.

o Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.
o Shares purchased in connection with a return of excess contributions from an IRA account.
o Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 1/2 as described in the fund's prospectus.
o Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
o Shares acquired through a right of reinstatement.
o Shares exchanged into the same share class of a different fund.

FRONT-END SALES CHARGE* DISCOUNTS AVAILABLE AT JANNEY: BREAKPOINTS, RIGHTS OF ACCUMULATION, AND/OR LETTERS OF INTENT
o Breakpoints as described in the fund's prospectus.
o Rights of accumulation ("ROA"), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
o Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an "initial sales charge."













                                                                   31908-00-0220
                                (Copyright)2020 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC